Exhibit 10.16

KELLWOOD HOLDING CORP.

THIRD AMENDMENT TO BANK OF MONTREAL

LOAN AUTHORIZATION AGREEMENT

Bank of Montreal

Chicago, Illinois

Ladies and Gentlemen:

Reference is hereby made to that certain Bank of Montreal Loan Authorization Agreement dated as of February 13, 2008 (the Bank of Montreal Loan Authorization Agreement as the same may be amended from time to time, being referred to herein as the “Loan Agreement”), between the undersigned, Kellwood Holding Corp. (formerly known as Cardinal Integrated, LLC), a Delaware corporation (the “Borrower”), and Bank of Montreal (the “Bank”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Loan Agreement.

The Borrower has requested that the Bank (i) increase the amount of Maximum Credit and extend the Maturity Date under the Loan Agreement and (ii) make certain amendments to the Loan Agreement to reflect this increase and extension. The Bank is willing to do so under the terms and conditions set forth in this agreement (herein, the “Amendment”).

SECTION 1.	AMENDMENTS.

Subject to the satisfaction of all of the conditions precedent set forth in Section 3 below, the Loan Agreement shall be and hereby is amended as follows:

1.1. The amount “$67,785,197” shall be deleted in each place it appears in the Loan Agreement and shall be replaced with the amount “$72,000,000”.

1.2. The date “February 6, 2009” shall be deleted in each place it appears in the Loan Agreement and shall be replaced with the date “August 6, 2009”.

1.3. Exhibit A to the Loan Agreement shall be amended and restated in its entirety in the form of Exhibit A attached hereto.

SECTION 2.	NEW NOTE.

In replacement for that certain Promissory Note payable to the order of Bank of Montreal dated as of August 13, 2008 in the principal amount of $67,785,197.00 (the “Previous Note”), the Borrower shall execute and deliver to the Bank a new demand note in the amount of $72,000,000.00, dated as of the date of its issuance and otherwise in the form of Exhibit A attached hereto (the “New Note”) which shall substitute for the Bank’s Previous Note and shall evidence the loans outstanding to the Bank. All references in the Loan Agreement to the Note shall be deemed references to the New Note.

SECTION 3.	CONDITIONS PRECEDENT.

3.1. The Borrower and the Bank shall have executed and delivered this Amendment and the Borrower shall have executed and delivered to the Bank the New Note.

3.2. The Bank shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Bank or its counsel may reasonably request.

3.3. Legal matters incident to the execution and delivery of this Amendment shall be reasonably satisfactory to the Bank and its counsel.

3.4. Sun Capital Partners V, L.P. shall have executed and delivered to the Bank its consent to this Amendment in the form set forth below and the Third Amendment to Guaranty.

SECTION 4.	REPRESENTATIONS.

In order to induce the Bank to execute and deliver this Amendment, the Borrower hereby represents to the Bank that as of the date hereof the representations and warranties set forth in the Loan Agreement are and shall be and remain true and correct in all material respects except to the extent such representations and warranties relate to a particular date, in which case they are true and correct in all material respects as of such date, and the Borrower is in compliance with the terms and conditions of the Loan Agreement.

SECTION 5.	MISCELLANEOUS.

5.1. Except as specifically amended herein, the Loan Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Agreement, the Note, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

5.2. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Delivery of a counterpart by facsimile or electronic transmission shall constitute delivery of an original counterpart hereunder. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

This Third Amendment to Bank of Montreal Loan Authorization Agreement is entered into as of this 6th day of February, 2009.

KELLWOOD HOLDING CORP.

By:

Printed Name:	Michael W. Kramer

Its:	President and Chief Executive Officer

Accepted and agreed to this 6th day of February, 2009.

BANK OF MONTREAL

By:

Name:	Craig S. Munro
Its:	Managing Director

[Signature Page to Third Amendment to Loan Authorization Agreement]